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                                                                    Exhibit 23.1


                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
Kansas City Southern:

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-91993, 333-73122, 333-58250,
333-51854, and 333-91478), on Form S-3 (Nos. 33-69648 and 333-61006) and on Form
S-4 (Nos. 333-54262 and 333-92360) of Kansas City Southern of our report dated March 24, 2003 with respect to the consolidated balance sheets of Kansas City Southern as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2002, which report appears in the December 31, 2002, annual report on Form 10-K of Kansas City Southern.


/s/ KPMG LLP
Kansas City, Missouri
March 26, 2003


                     CONSENT OF PRICEWATERHOUSECOOPERS, S.C.
                     ---------------------------------------

"We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-91993, 333-73122,
333-58250, 333-51854, and 333-91478), on Form S-3 (Nos. 33-69648 and 333-61006)
and on Form S-4 (Nos. 333-54262 and 333-92360) of Kansas City Southern of our report dated February 28, 2003, relating to the combined and consolidated financial statements of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., which are included in this Annual Report on Form 10-K."


Mexico City, March 26, 2003

/s/ PricewaterhouseCoopers, S.C.
/s/ Alberto Del Castillo V. V.
Audit Partner



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-91993, 333-73122,
333-58250, 333-51854, and 333-91478), on Form S-3 (Nos. 33-69648 and 333-61006)
and on Form S-4 (Nos. 333-54262 and 333-92360) of Kansas City Southern of our report dated March 22, 2001, except as to the adoption of Statement of Financial Accounting Standards No. 142 described in Note 2 which is as of January 1, 2002, relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
March 26, 2003